UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2006

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2006, Mitcham Industries, Inc. ("Mitcham") signed an Exclusive Equipment Lease Agreement with Sercel Inc. ("Sercel"), a wholly-owned subsidiary of Compagnie Generale de Geophysique. Under the terms of the agreement, Mitcham will serve as the exclusive leasing agent for Sercel’s new DSU3 428XL (three-component digital sensor unit). The DSU3 428XL is an integrated package of station electronics with MEMS (Micro-Electro-Mechanical System) digital accelerometers, which can be used with Sercel’s 408UL or 428XL systems.

Item 2.02 Results of Operations and Financial Condition.

On September 11, 2006, Mitcham Industries, Inc. issued a press release announcing earnings for the quarter ended July 31, 2006. The text of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed as a part of this report:

Exhibit No. Description

10.1 Exclusive Equipment Lease Agreement between Sercel, Inc. and Mitcham Industries, Inc.

99.1 Mitcham Industries, Inc. press release dated September 11, 2006.

Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

September 12, 2006	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Exclusive Equipment Lease Agreement between Sercel Inc. and Mitcham Industries, Inc.
99.1	Mitcham Industries, Inc. press release dated September 11, 2006.